22nd Annual Needham Growth Conference New York, NY January 14th, 2020 Exhibit 99.1

Page Safe Harbor Statement Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding updates to Diodes Incorporated’s fourth quarter 2019 business outlook as of November 4, 2019, which include the following: expect revenue to be approximately $300 million, plus or minus 2.0 percent, which at the mid-point represents annual growth of 2.8 percent even in the overall weak market environment and continued outperformance of our served market; expect GAAP gross margin to be 36.5 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 22.0 percent of revenue, plus or minus 1 percent; expect net interest expense to be approximately $2.0 million; expect tax rate to be 21 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the second quarter are anticipated to be approximately 52.5 million; purchase accounting adjustments for Pericom and previous acquisitions of $3.7 million after tax are not included in these non-GAAP estimates; and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will,” and similar expressions. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates, and our joint venture prospects; the risk that we may not continue our share repurchase program; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on November 4, 2019 titled, “Diodes Incorporated Reports Third Quarter Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

Page Management Representative Dr. Keh-Shew Lu President and CEO Diodes IncorporatedSince 2005 Texas Instruments 27 years Experience: Senior Vice President of TI Worldwide Analog and Logic President of Texas Instruments – Asia Education: Master's Degree and Doctorate in Electrical Engineering Texas Tech University Bachelor's Degree in Engineering National Cheng Kung University - Taiwan

Page Company Representative Laura Mehrl （冯蓉媞） Company spokesperson, Director of Investor Relations Since May 2010 Experience: Director of Investor Relations, Diodes Incorporated, Plano, Texas Senior Business Development Manager, STMicroelectronics, Carrollton, Texas Sales Director for Analog Devices Inc., Shanghai, China Product Marketing Manager at Texas Instruments (TI), Dallas, Texas Senior Engineer at Lattice Semiconductor Inc., Hillsboro, Oregon Wafer fab design engineer and product engineer at TI, Lubbock, Texas Education: MBA with concentration in International Marketing, Texas Tech University BS in Electrical and Computer Engineering, University of Iowa

Page A leading global manufacturer and supplier of high-quality application specific, standard products within the broad discrete, logic, analog and mixed-signal markets, serving the Automotive, Industrial, Consumer, Communications, and Computing segments. About Diodes Incorporated

Company Overview NASDAQ: DIOD Founded in 1959 Headquartered in Plano, TX; 21 locations globally Manufacturing in UK, Germany, China, and Taiwan ISO9001:2008 Certified / TS16949:2009 Certified ISO14001 Certified Key acquisitions: Anachip Corporation, Taiwan Jan. 2006 Advanced Power Devices Nov. 2006 Zetex June 2008 Power Analog Microelectronics (PAM) Oct. 2012 BCD Semiconductor Mar. 2013 Pericom Semiconductor Nov. 2015 TI Greenock fab April 2019 Over 7320 employees worldwide 27 consecutive years of profitability Page Global Operations and World-class Manufacturing & Packaging

Global Organization - TS16949 Manufacturing Page Legend Headquarters Wafer Fab Assembly/Test/Packaging Design & Sales/Marketing

Page Record Annual Revenue in 2018; Projected to Achieve New Record in 2019 Track Record of Consistent Growth *YTD’19 based on mid-point of 4Q19 guidance as provided on November 4, 2019 CAGR: 14.24% (2005-2018) (In millions)

Vision: Create Shareholder Value Page Goal 1: $1B Market Cap Goal 2: $1B Annual Revenue Goal 3: $1B Gross Profit Goal 4: $1B Profit Before Tax $1B Market Cap $1B Revenue $1B Gross Profit $1B PBT 2010 2017

Shifting Gears to Profitability Growth Page Mission: Profitability growth to expand shareholder value Strategy: Grow Revenue to $2.5B at 40% Gross Margin Goal: $1B Gross Profit by 2025

Business Model Page Implied 20182025 CAGR Revenue $1.2B à 2.5B 10.9% Gross Margin 35% à40% Gross Profit $435M à $1B 12.6% R&D% 5% à 7% SG&A%15% à13% Op. Profit15% à20%

Page Gross Profit Target of $1B in 2025 Driving Profitability Growth & Operating Leverage (In millions) Implied CAGR: 12.6% CAGR: 20.5% Solid Operating Leverage: Managing OpEx to target model of 20% of revenue CapEx remains within target model of 5-9% of revenue Generating record earnings and cash flow Gross Profit EBITDA 3rd consecutive year of record Gross Profit CAGR: 28.99% (In millions)

Targeted Market Segment Distribution Automotive Connected driving, comfort/style/safety, electrification/powertrain Industrial Embedded systems and precision controls Consumer IoT: wearables, home automation, smart infrastructure Communications Smartphones: advanced protocols and charging Computing Cloud computing: server, storage, data centers Page ~60% of revenue ~40% of revenue (39% as of 1H19)

Automotive Applications Driving Growth

Page 14

Focus Applications:

Connected Driving

- **ADAS** (Advanced Driver Assistance Systems)
- **Telematics**
- **Infotainment Systems**

Comfort, Style and Safety

- **Lighting**
  - Migration to LED and intelligent illumination
- **BLDC motor control**
  - Migration from Brushed to Brushless DC Motors

Electrification/Powertrain

- **Conventional Powertrain → Hybrid → Electrification**
- **Battery management**
  - Move to 48V battery


Diodes Automotive Revenue
$ Millions
0
20
40
60
80
100
120
2013
2014
2015
2016
2017
2018
35.9%
19.1%
44.8%
29.2%
37.8%
2013 - 2018 CAGR: 33%

DIODES INCORPORATED

Automotive Opportunity Potential Revenue in Automotive $ / Car Brushless DC (BLDC) Motors $37.25 Connected Driving $25.82 Powertrain and Battery Management $14.72 Lighting – Moving to LED $7.53 Total $85.32 Normalized to 2013 Infotainment & Telematics Body Control Electronics Power Train Seat Control Modules Interior and Exterior Lighting Advanced Driver Assistance Systems Page

Industrial Growth Increasing IC content in embedded systems Switching and signal path for networked systems and automation Signal conditioning and timing for precision controls Motor controls, sensors and power management for smart meters 13.4% 2013 - 2018 CAGR: 14.6% 2.5% 8.4% 21.6% 29.2% For the 1H2019, 29% of total revenue is from Industrial market Page

IoT – Machine to Machine (M2M)

Page 17

- **M2M – Dominated by short range technology**
  - 73% are short range, mostly Wi-Fi
- **2017: connections @ 750 million**
- **2023: connections @ 2600 million**



Mobile DDR/NOR Flash NAND Flash
Display Port Switch
DVI Scaler
DP
PCIe/ SATA
High Bandwidth Mux ReDriver
PCI Switch/ ReDriver
SATA Switch/ ReDriver
I2C Level Shifter w/Buffer
Temperature Sensor
I2C Bus
GPIO Expander
CPU
USB 3.0
USB 3.0 Controller
USB 3.0 Switch
USB 3.0 ReDriver
Xtal
USB 2.0
USB Switch
USB Port
UART
USB Power Switch
Voltage Detector
DC Adapter
POS

M2M – By Product

- IoT and M2M Modems
- Routers
- POS
- Wireless beacons

M2M – By Application

- Smart Infrastructure
- POS
- Manufacturing / Industrial



Wi-Fi Router
FL series 25MHz XTAL
Application Processor
Discrete
DC-DC
x4 PCIe
LDO LDSW
PCIe Clock Gen
PCIe Packet Switch
LOGIC& STDLIN
100MHz HCSL Clk
x1 PCIe
AC-DC
Wi-Fi
Wi-Fi
Wi-Fi
Wi-Fi

Growth Opportunities:

- Power
- XTAL and clock
- Packet switch

Diodes Key Products	$ / Device
Analog	$0.20
Power Management	$1.30
MOS/BJT	$3.39
Diodes and Rectifiers	$2.99
Timing and Connectivity	$3.50
Total	**$11.38**

DIODES INCORPORATED

Consumer: IoT Driving Power & Connectivity Requirements Diodes Key Products $ / Box Analog >$0.20 Power Management >$1.30 MOS/BJT >$10.00 Diodes and Rectifiers >$5.00 Timing and Connectivity $3.50 Total $20.00 Enterprise Smart Infrastructure Wearables Consumer & Home Asset Tracking Security & Surveillance Retail Page

IoT Segment: Smart Home

Page 19

Smart Home – up to 477Mu

- Safety and Security
- Climate Control
- Consumer Electronics
- Lighting control

Growth Opportunities

- Power
- LED driver
- Xtal and clock
- Packet switch

Diodes Key Products	$ / Box
Analog	$0.25 ~ $0.40
Power Management	$1.80
MOS/BJT	$1.10
Diodes and Rectifiers	$0.50
Timing and Connectivity	$3.50
Total	**$7.30**

World market for connected home devices
(excluding energy and controls) Unit Shipments, 2015 - 2020


400
300
200
100
2015
2016
2017
2018
2019
2020
Safety & Security
Climate Control
Consumer Electronics
Lighting & Controls

Smart Home Gateway


25MHz Xtal
Host Controller
PCIe CG
PI6C557-05
X1 PCIe2
100MHz
HCSL
Clk
PCIe Packet SW
PI7C9X2G304SL
SSD
(or SATA controller)
X1
PCIe2
Wireless Controller
Wireless Controller

Smart Lighting


AC Power
AC-DC
LED Driver
Light
User Interface
MHz Xtal
kHz Xtal
SoC
Sensor

Smart Speaker


AC Power
AC-DC
Wi-Fi
Memory
Ethernet port
SoC
Audio CODEC
MHz Xtal

Digital Assistant


MOSFET
NAND
SDRAM
TVS
MHz Xtal
SoC
Wi-Fi
LED Drive
Audio Amp

Smartphone: Efficiency, Functionality and Control Driving Smartphone Growth Smart speaker/IoT rising AR / VR Foldable screens 5G Smartwatches Growth Opportunities Type-C MUX MOSFET LDO, OVP LDSW, Audio, DCDC, LED/OLED Driver, ACDC Diodes Key Products $ / Phone Analog $0.55 Power Management $1.50 MOS/BJT $0.33 Diodes and Rectifiers $0.42 Timing and Connectivity $3.00 Total $5.80 Page

Networking Segment WW enterprise and service provider router market grew 4% in 2017 to $12.5B Continues to exhibit healthy growth, driven by network refreshes and investments in the fast-growing campus and datacenter segments Diodes Key Products $ / Router Analog $0.20 Power Management $0.30 MOS/BJT $3.70 Diodes and Rectifiers $2.10 Timing and Connectivity $13.00 Total $19.30 Cisco Cisco Cisco Others Others Others Switching & Router Market Leaders Ethernet Switching Enterprise Routers Service Provider Routers Huawei, HPE, Arista, others Huawei, Technicolor, Juniper, others Nokia, Huawei, Juniper, others 0% 10% 20% 30% 40% 50% 60% Worldwide Market Share – Revenue. Source Synergy Research Group Growth Opportunities Power Xtal XO, and clock Packet switch ReDriver Page

Cloud Computing Accelerating Enterprise Market Page ReDriver support for USB connectivity Wide range of signal protocols: PCIe, SAS, SATA, GbE, USB MUX products for high capacity solid state storage Crystal oscillators for increasing clocking speeds

Computing Platform: Server/Storage Solution Source: IDC, Diodes Marketing Server Platform Solution Total unit shipment Growth (CAGR) = 3.82% Almost all of Server vendors are our existing customers ODM direct has the highest volume – mainly in TW Diodes products are well positioned in this segment Connectivity, Signal Integrity, Timing, Standard Linear, Power Management, Power Switches and Protection devices WW Server total shipments (Mu) Diodes Key Products $ / Server Analog $23.26 Discrete $5.71 Total $28.97 BLADE SERVER PLATFORM Dual/Quad Core CPU’s HDD SAS2.0/SATA3.0 DDR 4 PCIe Gen3/4 SATA 3.0 Signal Switch PCIe SSD SAS2.0/ SATA3.0 ReDriver Power Management Dual/Quad Core CPU’s CPU USB3 Re-Driver I2C L/S SERVER PLATFORM HDD Chipset RAID Card Expander Card MEZZ Card XTAL PCIe Clock InfiniBand Card 10G ReDriver XO 4x10G 1 x 1G Middle Plane HDD Plane Reset IC System Clock Clock Buffer BMC LAN Card XO 100G QSFP 10G Re-driver SATA3 USB2 S & C 2546 To Back-plane I2C Buffer BMC Front Rear PCIe slot XO PCIe Gen3/4 Re-Driver Combo Re-Driver M.2 SATA/PCIe Bus switch I2C MUX IO Expander PCIe Gen4 Clock Buffer GTL L/S PCIe NVME PCIe SSD XO XO 10G ReDriver SAS3 Re-Driver Front SAS3 Re-Driver PCIe Clock Buffer VGA Switch Page

USB Type-C Applications Driving Growth

Page 24

Data speed, flexibility, and simplicity of use are key drivers

Focus Applications

- Smartphone, Tablet
- NB/DT/WS/AIO, PC, Server
- CE Appliance
- PC Peripheral/Monitor
- Inflight Entertainment
- Automotive - Infotainment
- Robotics
- Chargers


USB Type-C Connector
D+, D-
Tx/Rx
Tx/Rx
Tx/Rx
Tx/Rx
SBU1, SBU2
CC1, CC2
Vbus
TVS
TVS
TVS
TVS
TVS
VR Switch
10G Type-C
USB /DP
ALT ReDriver
Power Switch
Charger Detect
XTAL/
XO
Tx/Rx
D+/D-
Tx/Rx
Tx/Rx
Tx/Rx
Tx/Rx
AUX+/AUX-
I2C
Application
Processor
USB3.1G2
USB2.0
USB3.1G2/DP1.4
AUX+/AUX-
PMIC with
PD Controller

Supports data, video, and power



DIODES INCORPORATED

USB Type-C Potential Normalized to 2016 USB-C adoption to grow from 300M (2016) to 5B units (2021) - IHS Dec 2017 Diodes Key Products $ / System Connectivity, Signal Integrity and Timing $3.25 Analog (DCDC, LDO, Sleep Mode Charger etc) $0.89 Power Management Switch $0.40 MOSFET/BJT $0.25 Diodes, Rectifiers and TVS $0.50 Total (per USB-C port) $5.29 Page

5G Applications Driving Growth Focus Applications: Cloud Computing Data Center Server Gateway Internet Gateway Fiber network Core Network, Cell Stations Small Cells Base Station Edge Computing Server Smart antenna Fiber network End Products Portables: Smartphone, Tablet Smart Car Consumer: VR/AR, Drone, IoTs Telecom: 5G CPEs Embedded/Industrial ,000 cells https://www.rcrwireless.com/20171212/network-infrastructure/report-finds-major-increase-in-small-cell-deployments-tag17 Residential Enterprise private Enterprise public Urban public Rural and remote Small Cell Market Forecast 5G – Dominated by small cell and data center 50% increase in small cells between 2018 and 2020

5G Ecosystem Growth Potential Normalized to 2019 Diodes Key Products $ / System Precision Timing & Connectivity $5.00 ~ $10.00 Discrete $2.03 ~ $2.50 Analog $9.00 ~ $11.28 Total $16.03 ~ $23.78

5G System Opportunities



T-Box
Power
Clock
Packet Switch
FCP
PON
Power
PCIe Mux
Clock
TVS
Mobile Phone
Power
Sensor
Clock
BATMAN
MIPI SW
ReDriver
Remote Radio Unit
Power Mgmt
Level Shifter
Clock
Logic
OTN: CWDM DWDM
Baseband Unit
Power Mgmt
Level Shifter
Clock
IO Expander
Optical Transfer Packet Transfer Network
PCIe Packet Switch
Gateway Router Switch
Universal Level Shifter
Internet
VoIP xDSL
Power Transistors
Power Mgmt
LDO
Zener Shunt Regulator
Precision Shunt Regulator
MOSFET Controller
Wireless Router
USB Mux/Demux
Quartz Converter
LDO
DC-DC Converter
Residential Repeater
Linear Regulator
Server/Storage
Power Mgmt
IO Expander
Logic
Clock Gen
I2C Mux
Supervisory
Clock Buffer
ReDriver
TVS

DIODES INCORPORATED

Solution Provider Industrial Controls Page

Complete Platform Solutions: Notebooks

Page 30


DIODES
Diode
DCDC
LDO
Logic
Sensor
TVS
USB Switch
ZETEX
MOSFET
LED Driver
BCD
ACDC
Std Linear
SBR
Audio
PAM
Timing
Signal Integrity
Switching
Connectivity
PERICOM
High-Speed Serial Connectivity
Vcore DCDC Controller
MOSFET
3D Camera
LED Driver
LCD Panel
Sensor
LDO
TVS
Diode
SBR
DDR Regulator
DCDC Converter
DDR4 DIMM
Memory Bus
CPU
PCH
USB3.0
USB3 ReDriver
eDP1.3
LAN Switch
DP1.2b
HDMI 1.4
Video Switch
DP-to-VGA Converter
Video Switch
DDI
HDMI ReDriver
TVS
LSP Con
Audio Amplifier
LDO
A/V Codec
MCU
UART
DP0..3
Tx, Rx
USB 3.0 ReDriver
I2C
D+, D-
SATA / PCIe
SATA / PCIe ReDriver
TVS
TVS
HDD / SSD
Sleep / Charge Detect
USB2 / 3 Switch
Docking Sub-system
Analog Switch
USB 2.0 Switch
Crossbar Switch
USB3 / DP Switch
USB Power Switch
TVS
ACDC
External Charger
TVS
D+, D-
AUXHPD+
AUXHPD-

DIODES INCORPORATED

Technology Focus Page Products 20Gbps ReDrivers and Switches Automotive Packet Switch for Telematics / ADAS Complete USB Type-CTM Signal Switching High speed clocking for cloud computing Ultra low power and low noise LDOs for IoT Low Cj TVS for signal integrity Lowest rDS(on) LDMOS for battery efficiency Compact QFN and DFN Power density PowerDI Chip scale packaging and plating capability Extensive multi-chip package technology High performance 8” MOSFET trench technology Advanced Epi bipolar transistor processes Proprietary rectifier technology Rugged automotive grade NMOS and PMOS Assembly/Test Wafer Fab

Page 32

Key Differentiator – Packaging Design

Focus: Miniaturization and Power Efficiency


ITO220S
TO220-2/3L
TO220-5L
ITO220AC-S
TO262AA/AB
TO263-2/3/5/7L
TO252-2/3/4/5L
SOIC-14/16L
QSOP-16/20L
TSSOP-8/14/16L(EP)
SOP-8L
SOP-8/14/16L-EP
MSOP-8/10L
MSOP-8/EP
PowerDI-5SP
PowerDI-5
PowerDI5060-8L
SWP-PDI5060-8L R
PD5060-8L S
Power5060-8L K (2mil die)
PDI-123/323
SOT223/143
SOT25/26
TSOT23-5/6
SOT523/353/363
SOT563/953/963
SOD523/323
SOD123(F)/923
DFN6040-22
QFN5050-32
PD3333-8L
PD3333D-8L (Stack Clip)
DFN1114-3 (stack die)
DFN3030N-8 (Pre-mold)
QFN2618A-16 (Chip on Lead)
DFN0808-4
DFN0806-6
DFN0806-3
DFN0606-3
DFN0604-3
DFN0603-2
CSP DDFN0603
FC-TSOT23-6L
FC-DFN1212-4
SWP-DFN2020E-6 (Side-wall Plating)
SWP-DFN1006-2 (Side-wall Plating)
CSP TSN3518
CSP X3-DSN1006
CSP PCSP0402
PowerDI1012S (TOLL)
PD8080(Ribbon) (Sep'19)
PD5050 (FC + Clip) (Nov'19)
PowerDI5060-8L T (GaN)
PowerDI3333-8 E (FC + Clip)
PowerDI3333-8L (2mil die)
TO252-4L C HS IntelliFET (3mil Al wire)
PowerDI3025-20
QFN3035A-21 (MCM/Clip/Stack)
FC-QFN2030-16
FC-SSOT-23
QFN2020B-12
DFN1612B-8 (Epoxy printing)
QFN3535A-20
DFN1010H4C-4
SOIC-8L-EP Y (Monolithic HS IntelliFET)
SOIC-14L-EP (Smart HS Power Switch)
TO263-6L&7L (Stack die+ Al wire)
CSP TSN2718
CSP DDFN0402
~ 2018
2019 ~

Page Advanced Packaging Multi-Chip Packaging Miniaturization DDFN0402 the smallest discrete semiconductor package Dual-Flat No-Lead (DFN) DDFN (Encapsulated CSP) Chip-Scale Package (CSP) HS IntelliFET: ZXMS3001 Miniaturization and Multi-Chip Packaging

Page Shanghai-based packaging with capacity over 34 billion units Chengdu facility has potential capacity 3X of Shanghai Additional facilities in Neuhaus, Germany and Chengdu, China Two fabs in Shanghai (6” and 8”), one fab in Greenock, UK (8”), one discrete fab in Oldham, UK (6”) Bipolar, BiCMOS, CMOS and BCD process Strong engineering capabilities Packaging Wafer Fabs Efficient Manufacturing + Superior Processes Economies of Scale: Package Capacity & Loading Percentage in SAT & CAT *CapEx Model = 5% - 9% of Revenue billions of units

Third Quarter 2019 Financial Performance Page In millions, except per share 3Q18 2Q19 3Q19 YoY Revenue $320.9 $322.0 $323.7 0.8% Gross Profit (GAAP) $115.2 $122.0 $122.0 5.9% Gross Profit Margin % (GAAP) 35.9% 37.9% 37.7% +180bp Net Income (GAAP) $30.9 $36.3 $38.1 Net Income (non-GAAP) $34.5 $40.0 $41.9 22.0% EPS (non-GAAP) $0.68 $0.77 $0.81 19.1% Cash Flow from Operations $35.5 $40.6 $67.2 EBITDA (non-GAAP) $72.0 $77.1 $78.3 8.8%

Balance Sheet Page In millions Dec 31, 2017 Dec 31, 2018 Sept 30, 2019 Cash $204 $241 $218.4 Short-term Investments $5 $7.5 $7.9 Inventory $217 $215 $231 Current Assets $662 $735 $763 Total Assets $1489 $1526 $1610 Long-term Debt (including the current portion) $247 $213.8 $119.0 Total Liabilities $615 $549 $533 Total Equity $874 $977 $1077

Revenue Profile as of 3Q 2019 By End Market Page 16% 28% 24% 22% 10% Industrial Communications Consumer Automotive Computing By Channel By Region 9% 74% 17% Asia Pacific North America 66% 34% Distribution OEM / EMS Europe

Page Revenue to be approximately $300 million, +/- 2.0%, which at the mid-point represents annual growth of 2.8 percent even in the overall weak market environment and continued outperformance of our served market GAAP gross margin to be 36.5%, +/- 1% Non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 22.0% of revenue, +/- 1% Interest expense to be approximately $2.0 million, and income tax rate is expected to be 21.0%, +/- 3% Shares used to calculate diluted EPS approximately 52.5 million Purchase accounting adjustments of $3.7 million, after tax, for Pericom and previous acquisition are not included in these non-GAAP estimates Fourth Quarter 2019 Business Outlook *Guidance as provided on August 5, 2019

Summary Vision: Expand shareholder value Mission: Profitability growth to drive 20% operating profit Next Strategic Goal: $1B gross profit Tactics: Increased focus on high-margin Automotive, Industrial and Pericom products Investment for technology leadership in target products, fab processes, and advanced packaging System solutions to drive business expansion Page